UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)			December 18, 2024

(Commission File Number)	(Exact Name of Registrants as Specified in Their Charters)			(I.R.S. Employer Identification No.)
1-12579	OGE ENERGY CORP.			73-1481638
1-1097	OKLAHOMA GAS AND ELECTRIC COMPANY			73-0382390

Oklahoma
(State or Other Jurisdiction of Incorporation)

321 North Harvey	P.O. Box 321	Oklahoma City	Oklahoma	73101-0321
(Address of Principal Executive Offices)				(Zip Code)

(405) 553-3000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
OGE Energy Corp.	Common Stock	OGE	New York Stock Exchange
Oklahoma Gas and Electric Company	None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

OGE Energy Corp. ("OGE Energy") is the parent company of Oklahoma Gas and Electric Company ("OG&E"), a regulated electric company with approximately 905,000 customers in Oklahoma and western Arkansas.

As previously disclosed, in December 2021, OGE Energy and OG&E each entered into $550.0 million unsecured five-year revolving credit facilities, and in December 2022, those credit facilities were amended to extend their term for one year, until December 2027, and to provide the option of extending each of such commitments for up to two additional one-year periods. In December 2023, OGE Energy and OG&E each utilized one of those extensions to extend the credit facilities to December 2028. Effective December 18, 2024, OGE Energy and OG&E each utilized the second extension to extend the maturity of their respective credit facility from December 18, 2028 to December 18, 2029 (collectively, the “Extension”). The terms of the amended credit facilities were otherwise unchanged.

A copy of the Extension is filed as Exhibit 10.01 to this Current Report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.01

Letter of extension dated as of December 18, 2024 for OGE Energy's and OG&E's credit agreements dated as of December 17, 2021, as amended, by and among OGE Energy and OG&E, for their respective credit facility, the Lenders thereto, Wells Fargo Bank, National Association, as Agent, JPMorgan Chase Bank, N.A. and Mizuho Bank, Ltd., as Co-Syndication Agents, and MUFG Bank, Ltd., Royal Bank of Canada and U.S. Bank National Association, as Co-Documentation Agents.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

This combined Current Report on Form 8-K is being filed separately by OGE Energy and OG&E (Registrants). Information contained herein relating to any individual Registrant has been filed by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
OKLAHOMA GAS AND ELECTRIC COMPANY
(Registrant)

By:	/s/ Sarah R. Stafford
Sarah R. Stafford
Controller and Chief Accounting Officer

December 19, 2024